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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) AUGUST 12, 1999

                           FLEET FINANCIAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)

                                  RHODE ISLAND
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                 (State or other jurisdiction of incorporation)

                     1-6366                                05-0341324
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            (Commission File Number)           (IRS Employer Identification No.)


         One Federal Street, Boston, MA                       02110
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    (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code: 617-346-4000


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          (Former name or former address, if changed since last report)
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Item 5.           OTHER EVENTS.

                  As previously reported, Fleet Financial Group, Inc. ("Fleet") and BankBoston Corporation ("BankBoston") have entered into an Agreement and Plan of Merger (the "Merger Agreement") dated March 14, 1999 providing for the merger of BankBoston with and into Fleet (the "Merger").

                  Fleet hereby files its Unaudited Pro Forma Condensed Combined Financial Statements and Notes thereto for the three and six month periods ended June 30, 1999.

                  Fleet also hereby files the consolidated balance sheets of BankBoston at June 30, 1999 and December 31, 1998 and the related consolidated statements of income for the three and six month periods ended June 30, 1999 and 1998.

                  For additional information regarding the Merger, see the Registrant's Current Reports on Form 8-K dated March 14, 1999, April 2, 1999 and May 14, 1999 and Form S-4 dated July 8, 1999.

Item 7.           FINANCIAL STATEMENTS AND OTHER EXHIBITS.

                  The following exhibits are filed as part of this report:

                        EXHIBIT NO.  DESCRIPTION
                        99(a) Unaudited Pro Forma Condensed Combined Financial Statements and Notes thereto
                        99(b) Consolidated Financial Statements of BankBoston (incorporated by reference to pages 35-44 of the BankBoston Quarterly Report on Form 10-Q for the three and six month periods ended June 30, 1999 [Commission File Number 1-6522]). (Portions of BankBoston's Form 10-Q not specifically incorporated by reference are not required for this Current Report and are not incorporated by reference herein).
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.


                                            FLEET FINANCIAL GROUP, INC.
                                                     Registrant


                                            By: /s/ WILLIAM C. MUTTERPERL
                                                --------------------------------
                                                William C. Mutterperl
                                                Executive Vice President,
                                                Secretary & General Counsel

Dated: August 12, 1999